Exhibit 10.1

SETTLEMENT AGREEMENT AND GENERAL RELEASE

THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE (hereinafter “Settlement Agreement”) is entered into on January 21, 2010, by and between PROFESSIONAL BUSINESS BANK, a California corporation, BELVEDERE SOCAL, a California corporation, WILLIAM BARIBAULT, an individual, STEVAN SAYLOR, an individual, NORMAN O. BROYER, an individual, DAVID CRONENBOLD, JR., an individual, LANDAMERICA SOUTHLAND TITLE, and LANDAMERICA FINANCIAL GROUP, INC. on the one hand (collectively referred to as ‘PBB Parties”), CALCOUNTIES TITLE NATION, INC., a California corporation (referred to as “CalCounties”), TEAM NATION HOLDING, INC., a California corporation, TEAM NATION HOLDINGS, INC., a Nevada corporation doing business in California as TEAM NATION HOLDINGS MANAGEMENT CORP. (collectively referred to as the “Team Nation Parties”), DENNIS R. DUFFY, an individual, CHARLOTTE K. DUFFY, an individual,. DENNIS R. DUFFY and CHARLOTTE K. DUFFY, Trustees of The Duffy Family Trust dated June 11, 1984 as Amended and Restated September 14, 2007, NORMAN J. FRANCIS, an individual, LOUISE K. OSHIRO, an individual, DANIEL J. DUFFY, an individual, CYNTHIA S. DUFFY, an individual, DANIEL JAMES DUFFY and CYNTHIA SUZANNE DUFFY, as Trustees of The Duffy Family Revocable Living Trust dated October 25, 2005, JANIS OKERLUND, an individual, JANIS OKERLUND, as Trustee of The Janis Okerlund Revocable Living Trust dated October 31, 2005 (collectively referred to as the “Guarantors”), DAVID W. OKERLUND, an individual, DONNA WILLITS, an individual, VISION MANAGEMENT SOLUTIONS, LLC, a California Limited Liability company, and KE ENTERPRISES, INC., a California corporation, all collectively referred to as the “Excluded Parties”, and all collectively referred to as the “Parties” with respect to the following:

RECITALS

A.   A Complaint for negligence per se, breach of fiduciary duty, breach of implied covenant of good faith and dealing, negligent interference with respect to business advantage, intentional interference with respect to business advantage, slander per se, public disclosure of private facts, violation of Business and Professions Code 17200 and Declaratory Relief entitled Team Nation Holding, Inc. et al v. Professional Business Bank, et al., was filed in Orange County Superior Court under Case No. 30-2008-00111650 (the “Complaint”) on September 8, 2008. On or about October 2, 2008, a Demand for Arbitration for (including, but not limited to) Breach of Contract, Breach of Guaranty Agreements, Fraudulent Transfer and Fraudulent Obligation was filed by Professional Business Bank against Team Nation Holding, Inc., Dennis R. Duffy, Charlotte K. Duffy, Dennis R. Duffy and Charlotte K. Duffy, individually and as Trustees of the Duffy Family Revocable Living Trust dated June 11, 1985; Norman J. Francis, Louise K. Oshiro, Daniel J. Duffy, individually and as Trustee of the Duffy Family Revocable Living Trust dated October 25, 2005, Cynthia S. Duffy, individually and as Trustee of the Duffy Family Revocable Living Trust dated October 25, 2005, Janis Okerlund, David W. Okerlund, Donna Willits, Vision Management Solutions, LLC, KE Enterprises, Inc. and Dennis R. Duffy and Charlotte K. Duffy, Trustees of the Duffy Family Trust dated June 11, 1984 with the American Arbitration Association. There were various amendments to the sets of claims and the Court ordered arbitration and consolidation of all pending matters before the American Arbitration Association, under Case No. 72148Y0100508. All of these various claims are collectively referred to herein as the “Lawsuit”.

B.     The Parties hereto have agreed to settle this matter, including all of the claims in the Lawsuit and execute documentation to effectuate the terms of the settlement as set forth herein.

THEREFORE, it is agreed by and between the Parties hereto, as follows:

1.     There are currently Certificates of Deposits (CDs”) held at Professional Business Bank in the interest of the Team Nation Parties (a list of the accounts is attached hereto as Exhibit 1) that will be paid immediately upon performance of all actions required under this Settlement Agreement to Professional Business Bank.

2.     Professional Business Bank will provide financing, that supersedes and amends prior financing terms as set forth in this Settlement Agreement, to Team Nation Holding, Inc., a California corporation for $2.75 million at the rate of 5% interest with monthly payments starting at $20,000 a month increasing by $5,000 increments each year for 5 years with a balloon payment due at the end of the 5 year term, with payment commencing January 26, 2010 and due on the 26th of each month thereafter throughout the 5 year term. This financing will repay two notes, specifically Note #300679 for $2,381,494.43, principal outstanding and Note #300767 for $999,797.01 principal outstanding. The CDs amount referenced in paragraph 1 will be applied to Note #3 00767 and the monthly payments will be applied to Note #3 00767 first, then Note #300679.

3.     If Team Nation Holding, Inc., a California corporation is able to pay off the above-referenced financing in full on or before 12 months from the date of execution of this Settlement Agreement, Professional Business Bank will apply an additional discount of Two Hundred Fifty Thousand Dollars ($250,000) to the principal amount except that any accrued interest to date will remain owing and payable.

4.     There will be no prepayment penalties incurred by Team Nation Holdings, Inc. in payment of the financing referenced in paragraph 2.

5.   Personal Guaranty Agreements in the form attached as Exhibit 2 will be executed by all of above-referenced Team Nation Parties and the Guarantors as part of this Settlement Agreement.

6.     Currently, four individuals own shares in Cal Counties Title Nation, Inc. namely, Dennis R. Duffy, Daniel Duffy, Janice Okerlund and Norman J. Francis (or Mr. Francis intends to acquire a 25% interest such that these will be the four shareholders of the CalCounties Title Nation, Inc.). These four individuals individually or collectively, their successors, heirs or assigns are required to maintain a controlling interest (51% or more) in CalCounties Title Nation, Inc. at all times during the above-referenced 5 year term of the financing. If for any reason the shares of the four individuals are diluted to total less than 51%, the financing will become immediately due and payable in full. Further, the shareholders of CalCounties Title Nation, Inc. have an obligation to immediately report such dilution of shares to Professional Business Bank.

7.     A stipulated judgment will be executed against the Team Nation Parties and the Guarantors, in favor of Professional Business Bank for $3,215,062.37 to be filed and entered if a default occurs. The total amount of this stipulated judgment will be adjusted for payments and accrued and unpaid interest as provided in this Settlement Agreement. A default is defined as a failure to timely make a monetary payment that is due and owing under the terms of this Settlement Agreement. If any such payment is not timely made, the Team Nation Parties will have an opportunity to cure the default within 15 days of receiving notice of such default via email to Ms. Okerlund at janis@teamnationholdings.com. If such cure does not take place, the stipulated judgment will be filed and entered in the Court where these matters where initially pending. A dismissal with prejudice of the Excluded Parties only will be filed concurrently with the entry of the stipulated judgment.

8.     The attachment liens that were obtained during the above-referenced litigation will be released upon the execution by all Parties of this Settlement Agreement and the execution of the Personal Guaranties by Guarantors. Attached hereto as Exhibit 3 is a copy of a letter, the original of which will be signed by counsel for the PBB Parties and provided to the Team Nation Parties for their use in obtaining releases of the attachment liens. This provision will be satisfied by the PBB Parties upon tender of the original signed letters (one for each of three counties) to the Team Nation parties’ representative.

9.      The Team Nation Parties will all provide quarterly financial reports to Professional Business Bank in the form and on the date they are required to provide the same to their regulatory agencies.

10.            This Settlement Agreement does not require any banking relationship between the Team Nation Parties and Professional Business Bank other than that set forth in this Settlement Agreement.

11.    Upon receipt of this Settlement Agreement executed in full, counsel for Professional Business Bank will notify the American Arbitration Association that this matter is settled so that it can be dismissed. Counsel for the Parties will also execute dismissals with prejudice of the Lawsuit, except for providing the Court, pursuant to CCP 664.6, the ability to retain jurisdiction to enforce the terms of this Settlement Agreement and enter a possible judgment pursuant to stipulation as set forth herein, if necessary.

12.    All Parties agree to cooperate as necessary with the execution of any documents referenced in this Settlement Agreement. If those documents are not executed, this Settlement Agreement will not be deemed to have been fully executed. In other words, the date that the Settlement Agreement will be deemed executed is the date upon which the Settlement

Agreement and all required documentation is executed. All documents must be executed on or before January 22, 2010.

13.    Other than the obligations set forth in this Settlement Agreement, the Stipulated Judgment, should it be entered, and the personal guaranties to be executed by the Team Nation Parties and the Guarantors, all Parties including, all individually named Parties, the PBB Parties, CalCounties, the Team Nation Parties, the Guarantors, and the Excluded Parties do hereby release and forever discharge each other and all of their respective employees, representatives, successors, agents, attorneys, directors from any and all manner of action or actions, cause or causes of actions, suits, debts, liens, liability, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent arising out of or connected with the litigation.

14.    The Parties acknowledge that they are familiar with the provisions of California Civil Code § 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him, must have

materially affected his settlement with the debtor”

The Parties waive their rights under this section and any other statutes, or common law principles of similar effect, other than the obligations set forth in this Settlement Agreement, the Stipulated Judgment, should it be entered, and the personal guaranties to be executed by the Team Nation Parties and Guarantors.

15.            The Parties have been represented in the Lawsuit and in the preparation of this Settlement Agreement by independent counsel of their own choice. The Parties agree that this

Settlement Agreement is being executed voluntarily and that each has been given a reasonable amount of time to consider the terms of this Settlement Agreement before executing this Settlement Agreement.

16.     Pursuant to Evidence Code section 1123(b), this Settlement Agreement is enforceable, binding and admissible in a court of law, and shall be binding upon, and shall inure to the benefit of the representative heirs, successors, representatives and assigns of the Parties hereto. The Court shall retain jurisdiction until all the terms of this Settlement Agreement have been carried out, pursuant to Code of Civil Procedure Section 664.6.

17.    The Parties hereto shall execute all other documents as may be necessary and proper to carry out the terms of this Agreement.

18.    The Parties acknowledge that they may hereafter discover facts different from or in addition to those they now know or believe to be true with respect to the claims, demands, causes of action, obligations, damages and liabilities of any nature whatsoever that are the subject of the release set forth in paragraph 13 of this Settlement Agreement, and they expressly agree to assume the risk of the possible discovery of additional or different facts, and agree that this Settlement Agreement shall be and remain effective in all respects, regardless of such additional or different facts.

19.    The Parties warrant that they have made no assignment, and will make no assignment, of any claim, chose in action, right of action, or any right of any kind whatsoever, embodied in any of their claims of any kind referred to herein, and that no other person or entity had or has any interest in any of the demands, obligations, actions, causes of action, debts, liabilities, rights, contracts, damages, attorneys’ fees, costs, expenses, losses, or claims referred to herein.

20.    This Settlement Agreement constitutes the entire agreement between the Parties who have executed it and supersedes any and all other agreements, understandings, negotiations or discussions, either oral or in writing, express or implied, between the Parties to this Settlement Agreement. The Parties to this Settlement Agreement each acknowledge that no representations, inducements, promises, agreements or warranties, oral or otherwise, have been made by them, or anyone acting on their behalf, which are not embodied in this Settlement Agreement, that they have not executed this Settlement Agreement in reliance on any such representation, inducement, promise, agreement or warranty, and that any representation, inducement, promise, agreement or warranty not contained in this Settlement Agreement, including, but not limited to, any purported supplements, modifications, or terminations of this Settlement Agreement shall be valid or binding, unless executed in writing by all of the Parties to this Settlement Agreement.

21.    This Settlement Agreement is made and entered into in the State of California and shall in all respects be interpreted, enforced and governed under the laws of said State.

22.    All Parties hereto will bear their own attorneys’ fees and costs incurred in connection with the prosecution or defense of the Lawsuit and the preparation of this Settlement Agreement.

23.    Any dispute arising out of this Settlement Agreement will be subject to arbitration in Los Angeles County pursuant to the American Arbitration Association Commercial Arbitration Rules. In the event any Party hereto initiates legal proceedings against the other to enforce or interpret the provisions of this Settlement Agreement, the prevailing Party in such litigation shall be entitled to recover her or his reasonable attorneys’ fees and costs of litigation from the Party not prevailing.

24.    This Settlement Agreement may be executed in counterparts and when signed by all Parties hereto shall constitute one single document.

25.   Should any of the provisions of paragraphs 1 through 10 need to be modified, altered or terminated by mutual consent, the only Parties needed to execute such a modification, etc. are Professional Business Bank on the one hand and the TEAM Nation Parties and the Guarantors on the other hand.

THE PARTIES ACKNOWLEDGE THAT EACH HAS READ THIS AGREEMENT CAREFULLY, AS THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

DATED: January 21, 2010	PROFESSIONAL BUSINESS BANK, a California corporation

By: /s/ Mary Lynn D. Lenz
Title: President & CEO

DATED: January 19, 2010	/s/ William Baribault
WILLIAM BARIBAULT

DATED: January 20, 2010	/s/ Stevan Saylor
STEVAN SAYLOR

DATED: January 19, 2010	/s/ Norman O. Broyer
NORMAN O. BROYER

****SIGNATURES ON NEXT PAGE****

DATED: January __, 2010	BELVEDERE SOCAL, a California corporation

By:
Title:

DATED: January 21 , 2010
DAVID CRONENBOLD, JR.

DATED: January __, 2010	TEAM NATION HOLDING, INC., a California corporation

By:
Title:

DATED: January __, 2010	TEAM NATIONS HOLDINGS, INC., a Nevada corporation doing business as TEAM NATION HOLDINGS MANAGEMENT CORP.

By:
Title:

DATED: January __, 2010	CALCOUNTIES TITLE NATION, INC., a California corporation

By:
Title:

DATED: January __, 2010	DENNIS R. DUFFY, individually and as trustee of the Duffy Family Trust dated June 11, 1984 as Amended and Restated September 14, 2007

****SIGNATURES ON NEXT PAGE****

DATED: January __, 2010
CHARLOTTE K. DUFFY, individually and as trustee of the Duffy Family Trust dated June 11, 1984 as Amended and Restated September 14, 2007

DATED: January __, 2010
NORMAN J. FRANCIS

DATED: January __, 2010
LOUISE K. OSHIRO

DATED: January __, 2010
DANIEL J. DUFFY, individually and as trustee of The Duffy Family Revocable Living Trust dated October 25, 2005

DATED: January __, 2010
CYNTHIA S. DUFFY, individually and as trustee of The Duffy Family Revocable Living Trust dated October 25, 2005

DATED: January __, 2010
JANIS OKERLUND, individually and as trustee of The Janis Okerlund Revocable Living Trust dated October 31, 2005

DATED: January __, 2010
DAVID W. OKERLUND

****SIGNATURES ON NEXT PAGE****

DATED: January __, 2010	VISION MANAGEMENT SOLUTIONS, LLC, a California Limited Liabilty company

By:
Title:

DATED: January __, 2010	KE ENTERPRISES, INC., a California corporation

By:
Title:

Exhibit 1

Certificates of Deposit held at Professional Business Bank under the following account names:

Dennis Duffy #6864 $106,239.02 principal, interest thru 1/14/10 $109.12 accrues at $2.18/day;
Dan Duffy #7077 $52,529.36 principal, interest thru 1/14/10 $88.48 accrues at $2.16/day;
Dan Duffy #6863 $53,236.87 principal, interest thru 1/14/10 $54.66 accrues at $1.09/day;
Team Nation Holding Corporation #7093 $106,592.84 principal, interest 1/14/10 today $96.37 accrues at $4.38/day;
Janis Okerlund #6865 $53,243.17 principal, interest thru 1/14/10 $54.68 accrues at $1.09/day;
Janis Okerlund #7076 $52,529.36 principal, interest thru 1/14/10 $88.48 accrues at $2.16/day;
and
Norman Francis #6866 $107,072.04 principal, interest thru 1/14/10 $110.00 accrues at $2.20/day.

EXHIBIT 3

HAHN HAHN LLP
LEONARD M. MARANGI*	INCLUDING PROFSSSIONAL CORPORATIONS	BENJAMIN W. HAHN 1869-1932
WILLIAM S. JOHNSTONE, JR.*	LAWYERS	EDWIN F. HAHN 1872-1961
DON MIKE ANTHONY	NINTH FLOOR	HERBERT L. HAHN 1893-1982
WILLIAM K. HENLEY*	301 EAST COLORADO SOULEVARD	STANLEY L. HAHN 1910-2005
CLARK R. BYAM*	PASADENA, CALIFORNIA 91101-1977
MARC R. ISAACSON*		RETIRED PARTNERS
SUSAN T. HOUSE*		DAVID K. ROBINSON
DIANNE H. BUKATA		LOREN H. RUSSELL
GENE E. GREGG, JR.	January 14, 2010	RICHARD L. HALL
R. SCOTT JENKINS*
DALE R. PELCH*		OF COUNSEL
KARL I. SWAIDAN		GEORGE R. BAFFA
CHRISTIANNE F. KERNS		JULIETTE M. HARRHY
LAURA V. FARBER
CHRISTOPHER J. CURRER		TELEPHONE
TODD R. MOORE		(626) 796-9123
CANDICE K. ROGERS
RITA M. DIAZ		FACSIMILE
KARLA C. SERENTSEN		(626) 449-7357
HAEGYUNG CHO
RYAN A. KAYE		AUTHOR’S E-MAIL
ifarber@hahnlawyers.com

* PROFESSIONAL CORPORATION

San Bernardino County Sheriffs Department
Attention: Veronica Schofield
157 W. 5th Street, 3rd Floor
San Bernardino, California 92415

Re:   Request for Release of Attachment Lien
Orange County Civil Case No. 30-2008-00111650
SBCSD File No. 09-13259

Dear Ms. Shofield:

I am the attorney of record for Professional Business Bank (“PBB”), Plaintiff in the above-entitled civil action.

On May 26, 2009, PBB secured an attachment lien against real property situated in San Bernardino County California, by recording a Notice of Attachment and Writ of Attachment in the San Bernardino County Recorder’s Office.

This letter serves as PBB'ss formal request that your office effect a release of the above- referenced lien, by issuing a Notice of Release for the property, by recording the same in the San Bernardino County Recorder’s Office, and by taking any further action necessary to release the lien.

The information you will require to effect the release of the lien, including the description of the property, is as follows:

Property Address:	42595 Ruben Way, Big Bear Lake,
California 92315

Legal Description:	Lot 19 of Tract 10924, in the City of Big Bear
Lake, County of San Bernardino, California, as
per map recorded in Book 155, Pages 30 and
31, Maps of Record, in the Office of the
County Recorder of said County

San Bernardino County Sheriffs Department
January 14, 2010

Property Owner:	Defendant, Donna Willits. (Defendant’s mailing address is believed to be 4236 Elliot Trail, Frazier Park, California 93225)

Additional Defendants:
Dennis R. Duffy and Charlotte K. Duffy, as
Trustees of the Duffy Family Trust dated July
11, 1984. (Defendants’ mailing address is
believed to be 21560 Casino Ridge Road,
Yorba Linda, California 92887)

Recording Date and No:	May 26, 2009; document number 2009- 0228324

SBCSD File No.:	09-13259

Lien Amount:	$1,330,000.00

Please find enclosed a check payable to the San Bernardino County Sheriffs Department in an amount not to exceed $40.00 and a check payable to the San Bernardino County Recorder in an amount not to exceed $75.00, as payment for all fees associated with the release of the attachment lien. Once the release is effected, please send me the original recorded Notice of Release in the enclosed self-addressed stamped envelope provided for your convenience.

Please contact me if you have any questions.

Very truly yours,

Laura V. Farber
of HAHN & HAHN LLP

LVF :nls
Enclosures

HAHN HAHN LLP
LEONARD M. MARANGI*	INCLUDING PROFSSSIONAL CORPORATIONS	BENJAMIN W. HAHN 1869-1932
WILLIAM S. JOHNSTONE, JR.*	LAWYERS	EDWIN F. HAHN 1872-1961
DON MIKE ANTHONY	NINTH FLOOR	HERBERT L. HAHN 1893-1982
WILLIAM K. HENLEY*	301 EAST COLORADO SOULEVARD	STANLEY L. HAHN 1910-2005
CLARK R. BYAM*	PASADENA, CALIFORNIA 91101-1977
MARC R. ISAACSON*		RETIRED PARTNERS
SUSAN T. HOUSE*		DAVID K. ROBINSON
DIANNE H. BUKATA		LOREN H. RUSSELL
GENE E. GREGG, JR.	January 14, 2010	RICHARD L. HALL
R. SCOTT JENKINS*
DALE R. PELCH*		OF COUNSEL
KARL I. SWAIDAN		GEORGE R. BAFFA
CHRISTIANNE F. KERNS		JULIETTE M. HARRHY
LAURA V. FARBER
CHRISTOPHER J. CURRER		TELEPHONE
TODD R. MOORE		(626) 796-9123
CANDICE K. ROGERS
RITA M. DIAZ		FACSIMILE
KARLA C. SERENTSEN		(626) 449-7357
HAEGYUNG CHO
RYAN A. KAYE		AUTHOR’S E-MAIL
ifarber@hahnlawyers.com

* PROFESSIONAL CORPORATION

Riverside County Sheriffs Department
Attention: Anna Garcia
46-200 Oasis Street, Room B15
Indio, California 92201

Re: Request for Release of Attachment Lien
          Orange County Civil Case No. 30-2008-00111650
          RCSD File No. 2008039272

Dear Ms. Garcia:

I am the attorney of record for Professional Business Bank (“PBB”), Plaintiff in the above-entitled civil action.

On February 9, 2009, PBB secured an attachment lien against real property situated in Riverside County California, by recording a Notice of Attachment and Writ of Attachment in the Riverside County Recorder’s Office.

This letter serves as PBB’s formal request that your office effect a release of the above- referenced lien, by issuing a Notice of Release for the property, by recording the same in the Riverside. County Recorder’s Office, and by taking any further action necessary to release the lien.

The information you will require to effect the release of the lien, including the description of the property, is as follows:

Property Address:	79680 Rancho La Quinta, La Quinta,
California 92253

Legal Description:	Lot 8 of Tract No. 29457-1, in the City of La
Quinta, County of Riverside, California, as per
map recorded in Book 294, Pages 3 to 8,
inclusive of maps, in the Office of the County
Recorder of said County

Riverside County Sheriffs Department
January 14, 2010

Property Owners:	Defendants, Norman Francis and Louise Oshiro (Defendants’ mailing address is believed to be 4600 Brewster Drive, Tarzana, California 91356)

Recording Date and No:	February 9, 2009; document number 2009- 0060871

RSCD File No.:	2008039272

Lien Amount:	$734,000.00

Please find enclosed a check payable to the Riverside County Sheriffs Department in an amount not to exceed $150.00, as payment for all fees associated with the release of the attachment lien. Once the release is effected, please send me the original recorded Notice of Release in the enclosed self-addressed stamped envelope provided for your convenience.

Please contact me if you have any questions.

Very truly yours,

Laura V. Farber
of HAHN & HAHN LLP

LVF :nls
Enclosures

HAHN HAHN LLP
LEONARD M. MARANGI*	INCLUDING PROFSSSIONAL CORPORATIONS	BENJAMIN W. HAHN 1869-1932
WILLIAM S. JOHNSTONE, JR.*	LAWYERS	EDWIN F. HAHN 1872-1961
DON MIKE ANTHONY	NINTH FLOOR	HERBERT L. HAHN 1893-1982
WILLIAM K. HENLEY*	301 EAST COLORADO SOULEVARD	STANLEY L. HAHN 1910-2005
CLARK R. BYAM*	PASADENA, CALIFORNIA 91101-1977
MARC R. ISAACSON*		RETIRED PARTNERS
SUSAN T. HOUSE*		DAVID K. ROBINSON
DIANNE H. BUKATA		LOREN H. RUSSELL
GENE E. GREGG, JR.	January 14, 2010	RICHARD L. HALL
R. SCOTT JENKINS*
DALE R. PELCH*		OF COUNSEL
KARL I. SWAIDAN		GEORGE R. BAFFA
CHRISTIANNE F. KERNS		JULIETTE M. HARRHY
LAURA V. FARBER
CHRISTOPHER J. CURRER		TELEPHONE
TODD R. MOORE		(626) 796-9123
CANDICE K. ROGERS
RITA M. DIAZ		FACSIMILE
KARLA C. SERENTSEN		(626) 449-7357
HAEGYUNG CHO
RYAN A. KAYE		AUTHOR’S E-MAIL
ifarber@hahnlawyers.com

* PROFESSIONAL CORPORATION

Orange County Sheriffs Department
1275 North Berkeley Avenue, Room 360
Fullerton, California 92832

Re: Request for Release of Attachment Liens
      Orange County Civil Case No. 30-2008-00111650
      OCSD File Nos. N0922651N095818

Dear Sir or Madam:

I am the attorney of record for Professional Business Bank (“PBB”), Plaintiff in the above-entitled civil action.

On February 6, 2009 and May 21, 2009, respectively, PBB secured two attachment liens against real property situated in Orange County California, by recording Notices of Attachment and Writs of Attachment in the Orange County Recorder’s Office.

This letter serves as PBB’s formal request that your office effect a release of the above- referenced liens, by issuing a Notice of Release for each property, by recording the same in the Orange County Recorder’s Office, and by taking any further action necessary to release the liens.

The information you will require to effect releases of the liens, including the description• of each property, is as follows:

Property Address:	21560 Casino Ridge Road, Yorba Linda, California 92887

Legal Description:	Lot 20 of Tract No. 16186, in the City of Yorba Linda,
County of Orange, California, as per map recorded in
Book 848, Pages 7 to 14 inclusive, of Miscellaneous
Maps, Records of Orange County, California

Property Owners:	Defendants, Dennis R. Duffy and Charlotte K. Duffy, as Trustees of the Duffy Family Trust dated July 11, 1984. (The property is believed to be Defendants’ mailing address)

Orange County Sheriffs Department
January 14, 2010

Recording Date and No:	May 21, 2009; document number 2009000257719

OCSD File No.:	N0922651

Lien Amount:	$793,491.84

Property Address:	3978 Sage Ridge Drive, Yorba Linda, California 92887

Legal Description:	Lot 8 of Tract No. 16186, as shown on a map recorded in Book 848, Pages 7 to 14 inclusive, of Miscellaneous Maps, Records of Orange County, California

Property Owners:	Defendants, Daniel J. Duffy and Cynthia S. Duffy, as Trustees of the Duffy Family Revocable Living Trust dated October 25, 2005. (The property is believed to be Defendants' mailing address)

Recording Date and No:	February 6, 2009; document number 2009000053984

OCSD File No.:	N095818

Lien Amount:	$100,000.00

Please find enclosed a check payable to the Orange County Sheriffs Department in an amount not to exceed $250.00, as payment for all fees associated with the release of the attachment liens from both properties. Once the releases are effected, please send me the original recorded Notices of Release in the enclosed self-addressed stamped envelope provided for your convenience.

Please contact me if you have any questions.

Very truly yours,

Laura V. Farber
of HAHN & HAHN LLP

LVF :nls
Enclosures